SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

Form  8 - K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 1, 1998
(Date of earliest event reported)

The American Education Corporation
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction	of incorporation)

0-11078
Commission File Number

84-0838184
IRS Employer Identification No.


7506 North Broadway Extension, Suite 505, Oklahoma City,
Oklahoma
(Address of principal executive office)

73116
(Zip Code)

(405) 840-6031
Registrant's telephone number, including area code


Item 7.     Financial Statements and Exhibits

(a) In accordance with Item 7 (a) (1) of Form 8-K, The American Education Corporation ( the "Company") files herewith the required financial statements of Learning Pathways, Limited ("LPL") as an amendment to Form 8-K filed December 15, 1998.

(b) In accordance with Item 7 (b) (2) of Form 8-K, the Company files herewith the required pro forma financial information of the Company and LPL as an amendment to the Form 8-K filed on December 15, 1998.

(c) The following exhibits were filed in accordance with the provisions of Item 601 of Regulation S-B with the Form 8-K filed on December 15, 1998:

     Exhibit 2.1         Agreement
     Exhibit 99.1        Press Release



LEARNING PATHWAYS, LIMITED
BALANCE SHEETS
(Unaudited)


                                September 30,      December 31,
                                    1998              1997
                                -------------    ---------------
ASSETS

Current Assets:
  Cash                          $     1,945       $      12,172
  Accounts receivable, net of
    allowance for uncollectible
    accounts of $3,570 and $0       119,389              68,942
  Inventories                        20,678              14,899
  Prepaid expenses and deposits      21,303              22,427
                                ------------      --------------
    Total current assets            163,315             118,440

Property and equipment, at cost      58,913              31,704
  less accumulated depreciation
  and amortization                  (4,615)             (5,261)
                                ------------      --------------
    Net property and equipment      54,298              26,443

Other assets                        31,141

Total Assets                   $   248,754        $    144,883
                               =============      ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable trade       $     35,907       $      62,310
  Accrued liabilities                62,517              35,060
  Customer deposits                   3,581                  -
  Income taxes payable               22,448               1,836
                               -------------      ---------------
Total current liabilities           124,453              99,206

Stockholders' Equity
  Common stock, $1.70 par value
    Authorized 500,000 shares
    Issued and outstanding
    50,000 shares                    84,975              41,000
  Retained earnings                   4,340                  -
  Year to date earnings              34,986               4,677
                               -------------       --------------
    Total stockholders' equity      124,301              45,677
                               -------------       --------------
Total liabilities and
  Stockholders' equity         $    248,754        $    144,883
                               =============       ==============

The accompanying notes are an integral part of the financial statements.




LEARNING PATHWAYS, LIMITED
STATEMENT OF INCOME
(unaudited)


                                    Nine           Period From
                                Months Ended     Incorporation To
                                September 30,      December 31,
                                    1998              1997
                                -------------    ---------------

Net Sales                       $   700,651       $     301,334
Cost of goods sold                  277,049              97,419
                                -------------     ---------------

Gross profit                        423,602             203,915

Selling, general and
  Administrative expenses           368,069             197,401
                                -------------     ---------------

Operating income                     55,533               6,514

  Current income taxes               20,547               1,837
                                -------------     ---------------

Net income                      $    34,986       $       4,677
                                =============     ===============

The accompanying notes are an integral part of the financial statements.


LEARNING PATHWAYS, LIMITED
STATEMENTS OF CASH FLOWS
(Unaudited)

                                    Nine           Period From
                                Months Ended     Incorporation To
                                September 30,      December 31,
                                    1998              1997
                                -------------    ---------------
Cash flows from operating
Activities:
Net Income                      $    34,986       $       4,677
  Adjustments to reconcile net
    income to net cash provided
    by (used in) operating
    activities:
  Depreciation and amortization       5,176               5,261
  Reserve for bad debts               3,750                  -
  Other                               3,501                  -

Changes in assets and liabilities:
  Accounts receivable               (54,017)            (68,942)
  Inventories                        (5,779)            (14,899)
  Prepaid expenses and other          1,124             (22,427)
  Accounts payable and accrued
    Liabilities                      21,666              99,206
  Customer deposits                   3,581                  -
                               -------------       -------------
  Net cash provided by
    Operating activities             13,988               2,876
                               -------------       -------------

Cash flow from investing
  activities:
  Increase in other assets          (31,141)                 -
  Purchase of property and
    equipment                       (37,049)            (31,704)
                              --------------       -------------

  Net cash used in investing
    activities                      (68,190)            (31,704)

Cash flows from financing
  Activities
  Issuance of common stock           43,975              41,000
                               -------------       -------------
  Net cash provided by
    financing activities             43,975              41,000
                               -------------       -------------
Net increase (decrease)
in cash                             (10,227)             12,172

Cash at beginning of the
  Period                             12,172                  -
                               -------------       -------------
Cash at end of the period      $      1,945        $     12,172
                               =============       =============

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998
AND THE PERIOD FROM THE DATE OF INCORPORATION TO DECEMBER 31,1997


NOTE  1 - DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT
          ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

Learning Pathways, Limited is an educational products distribution firm that principally distributes the World Book Encyclopedia print and multimedia encyclopedia product line in the United Kingdom. The Company's offices are located in Derby, England. The Company was incorporated on January 9, 1997.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with United States generally accepted principles and have been stated in U.S. dollars.

INTERIM FINANCIAL STATEMENTS

The interim financial statements include all adjustments which in the opinion of management are necessary in order to make the financial statements not misleading.

REVENUE RECOGNITION

The Company recognizes revenue in accordance with the American
Institute of Certified Public Accountant's Statement of Position
91-1 on software revenue recognition.

CASH AND CASH EQIVALENTS

The Company considers all liquid investments purchased with a maturity of three months or less to be cash equivalents.

INVENTORIES

Inventories are stated at the lower of cost or market, on a first-in, first-out basis.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Depreciation is provided on a straight-line basis of the estimated useful life of the assets, which is four years. Property and equipment at September 30, 1998 consisted of office equipment totaling $12,252 and motor vehicles totaling $46,661.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.


NOTE 2- COMMON STOCK

Common stock at September 30, 1998 consisted of 500,000 shares authorized with a par value of one pound sterling. A total of 50,000 shares were issued and outstanding.


NOTE 3- INCOME TAXES

Income taxes have been provided at September 30, 1998 at an assumed U.S. effective federal and state tax rate of 38%.


NOTE 4- SUBSEQUENT EVENT

Effective October 1, 1998, the stockholders of Learning Pathways, Ltd. sold all of their common stock to The American Education Corporation for $165,760 in cash and payables and 510,030 shares of common stock. In addition, 63,754 shares of stock are contingently issuable in 1999 and again in 2000 if certain financial targets are achieved. The transaction will be accounted for as a purchase.



PRO FORMA FINANCIAL INFORMATION

UNAUDITED PRO FORMA FINANCIAL DATA

The following unaudited pro forma consolidated statement of income for the year ended December 31, 1997 reflects the historical accounts of The American Education Corporation
("AEC" or "the Company") for that period, adjusted giving effect to the acquisition, by AEC of Learning Pathways, Limited as if the event had occurred on the first day of the period presented. The following unaudited pro forma consolidated statement of income for the nine months ended September 30, 1998 reflects the historical accounts of the Company for that period, adjusted giving effect to the acquisition, as if the event had occurred on the first day of the period presented. The following unaudited pro forma consolidated balance sheet as of September 30, 1998 reflects the historical accounts of the Company as of that date as adjusted to give pro forma effect to the acquisition, as if the event had occurred on September 30, 1998.

The unaudited pro forma consolidated financial data and related notes should be read in conjunction with the financial statements and financial information pertaining to the Company and Learning Pathways, Limited included elsewhere herein and documents previously filed with the Securities and Exchange Commission by the Company. The Company believes that the assumptions used in the following statements provide a reasonable basis on which to present the unaudited pro forma financial data. The unaudited pro forma consolidated financial data are provided for informational purposes only and should not be construed to be indicative of the Company's financial condition, results of operations or covenant compliance had the acquisition transaction described above been consummated on the dates assumed, and are not intended to project the Company's financial condition on any future date or its results of operations for any future period.



UNAUDITED PRO FORMA CONSOLIDATED BLANCE SHEETS
AS OF SEPTEMBER 30, 1998

                           Historical
                     -----------------------
                     The American   Learning
                      Education     Pathways     Pro Forma     Pro Forma
                     Corporation     Limited    Adjustments   Consolidated
                     ------------   --------    -----------   ------------
ASSETS
  Cash               $   787,449    $  1,945    $  (82,880)(a)$   706,514
  Accounts receivable  1,385,392     119,389                    1,504,781
  Inventories             60,820      20,678                       81,498
  Prepaid expenses
   And deposits          243,556      21,303                      264,859
  Deferred income taxes   15,748         -                         15,748
                     ------------   ---------   ------------   -----------
                       2,492,965     163,315       (82,880)     2,573,400

Property and equipment,
  at cost                386,720      58,913                      445,633
  Less accumulated
  Depreciation and
  Amortization          (182,009)     (4,615)                    (186,624)
                     ------------   ---------   -------------   ----------
    Net property and
      Equipment          204,711      54,298                      259,009

Other assets:
  Capitalized software
  costs, net of
  amortization         1,035,723          -                      1,035,723
  Organizational costs    33,793          -                         33,793
  Goodwill, net of
  accumulated
  amortization           222,772          -        704,498 (a)     927,270

  Other                               31,141                        31,141
  Deferred income
  Taxes                  874,639          -                        874,639
                    -------------  ----------  ---------------  -----------
Total other assets     2,166,927      31,141       704,498       2,902,566
                    -------------  ----------  ---------------  -----------
Total Assets         $ 4,864,603   $ 248,754   $   621,618      $5,734,975
                    =============  ==========  ===============  ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable
  trade             $    202,261   $  35,907   $                $  238,168
  Accrued liabilities    324,726      62,517                       387,243
  Accounts Payable -
  affiliate               90,006          -         82,880 (a)     172,886
  Customer Deposits      117,703       3,581                       121,284
  Current portion of
  capital lease
  obligation              13,412          -                         13,412
  Income taxes payable     5,154      22,448                        27,602
                    -------------  ----------  ---------------  -----------
Total current
  liabilities            753,262     124,453        82,880         960,595

Long-term debt            26,243          -                         26,243
Capital lease
  obligation              81,800          -                         81,800
                    -------------  ----------  ---------------  -----------
Total liabilities        861,305     124,453        82,880       1,068,638

Commitments and contingencies

Stockholders' Equity
  Common Stock           322,826      84,975        12,751 (a)     335,577
                                                   (84,975)(a)
  Additional paid-in
  capital              5,503,536          -        650,288 (a)   6,153,824
                                                                        -
  Retained Earnings/
  (Deficit)           (2,864,287)      4,340        (4,340)(a)  (2,864,287)
  Year to date
  earnings             1,041,223      34,986       (34,986)(a)   1,041,223
                    -------------  ----------  ---------------  -----------
    Total stockholders'
    equity             4,003,298     124,301       538,738       4,666,337
                    -------------  ----------  ---------------  -----------
Total liabilities and
stockholders'
equity              $  4,864,603   $ 248,754   $   621,618      $5,734,975
                    =============  ==========  ===============  ===========

See notes to Unaudited Pro Forma Consolidated Balance Sheet.

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED September 30, 1998
(unaudited)


                           Historical
                     -----------------------
                     The American   Learning
                      Education     Pathways     Pro Forma     Pro Forma
                     Corporation     Limited    Adjustments   Consolidated
                     ------------   --------    -----------   ------------
Net Sales            $ 4,637,744    $700,651    $     -       $  5,338,395
Cost of goods sold       512,540     277,049          -            789,589
                     ------------   --------    ------------   ------------

Gross Profit           4,125,204     423,602          -          4,548,806

Operating Expenses     2,362,662     368,069      39,996 (a)     2,770,727

Operating income       1,762,542      55,533     (39,996)        1,778,079

Other income (expense)   (69,023)         -           -            (69,023)
                     ------------  ---------    ------------  -------------
Net income before
taxes                  1,693,519      55,533      (39,996)       1,709,056

  Income taxes           652,296      20,547           -           672,843
                     ------------  ---------    ------------  -------------
Net income           $ 1,041,223   $  34,986    $ (39,996)    $  1,036,213
                     ============  =========    ============  =============

Basic                 12,323,579                  510,030       12,833,609

Earnings per share   $     0.084                               $     0.081
                     ============                              ============
Diluted               13,370,007                  510,030       13,880,037

Earnings per share   $     0.078                               $     0.075
                     ============                              ============

See notes to Unaudited Pro Forma Consolidated Statements of Income


PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1997
(unaudited)

                           Historical
                     -----------------------
                     The American   Learning
                      Education     Pathways     Pro Forma     Pro Forma
                     Corporation     Limited    Adjustments   Consolidated
                     ------------   --------    -----------   ------------
Net Sales            $ 3,670,654    $301,334    $     -       $  3,971,988
Cost of goods sold       266,980      97,419          -            364,399
                     ------------   --------    ------------   ------------

Gross Profit           3,403,674     203,915          -          3,607,589

Operating Expenses     2,514,394     197,401      52,275 (a)     2,764,070
                     ------------   --------    ------------   ------------

Operating income         889,280       6,514     (52,275)          843,519

Other income (expense)   112,630          -           -            112,630
                     ------------  ---------    ------------  -------------
Net income before
taxes                  1,001,910       6,514      (52,275)         956,149

  Income taxes           315,564       1,837           -           317,401
  Change in valuation
  allowance-beginning
  of year             (1,825,206)                               (1,825,206)
                    -------------  ---------   -----------    -------------
Net income           $ 2,511,552   $   4,677    $ (52,275)    $  2,463,954
                     ============  =========    ============  =============

Basic                 12,178,567                  510,030       12,688,597

Earnings per share   $     0.206                               $     0.194
                     ============                              ============
Diluted               13,211,071                  510,030       13,721,101

Earnings per share   $     0.190                               $     0.180
                     ============                              ============

See notes to Unaudited Pro Forma Consolidated Statements of Income











NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

(a) Represents the amortization over an assumed useful life of 15 years, of the goodwill resulting from the acquisition of Learning Pathways, Limited.





NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(a) Represents the preliminary allocation of the purchase price of the Learning Pathways acquisition based on the estimated fair value of the net assets acquired. The estimated purchase price allocation consists of the following:

Consideration:       Cash                      $   82,880
                     Account payable               82,880
                     Common stock                 663,039
                       Total                      828,799

                     Less: Estimated fair
                       value of tangible
                       net assets acquired        124,301

                     Excess of purchase price
                       Over fair value of net
                       tangible assets
                       acquired                $  704,498

Acquisition expenses are assumed to be immaterial to this transaction.


There are no intercompany transactions to be eliminated in the pro forma financial statements.


















Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The American Education Corporation



Date:	February 11, 1999,

By: /s/Jeffrey E. Butler, Sr.
    Chairman of the Board of Directors
    President and Chief Executive Officer